Rule 497(d)


                                    FT 8237

  Automated Quantitative Analysis (AQA(R)) Portfolio, Series 19 (the "Trust")

                          Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, for investors who elect to receive an In-Kind Distribution of Securities, as described in the Prospectus section "Redeeming Your Units," it will not be considered a taxable event at the time you receive the Securities. See the Prospectus section "Tax Status" for additional information.

September 25, 2019